Prospectus supplement dated May 31, 2022
to the following prospectus(es):
Schwab Custom Solutions Variable Annuity dated May 1, 2010
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
On March 23, 2022, the Board of Trustees of the Alger Mid Cap Growth Portfolio: Class S Shares approved the conversion of the Class S shares to Class I-2 shares. Accordingly, on or about June 3, 2022, the Alger Mid Cap Growth Portfolio: Class S Shares will be automatically converted into the Alger Mid Cap Growth Portfolio: Class I-2 Shares. After the share class conversion, all references to the Alger Mid Cap Growth Portfolio: Class S Shares will now be Alger Mid Cap Growth Portfolio: Class I-2 Shares.
Accordingly, the following change applies to the prospectus:
(1)	Appendix A: Underlying Mutual Funds is amended to add the following:
Alger Mid Cap Growth Portfolio: Class I-2 Shares
This underlying mutual fund is only available in contracts for which good order applications were received before June 3, 2022.
Investment Adviser:	Fred Alger Management, LLC
Investment Objective:	Seeks long-term capital appreciation
PROS-0664
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